UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Genesee & Wyoming Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following presentation was made by Genesee & Wyoming Inc. on September 19, 2019.

Transaction Update September 19, 2019

Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of G&W. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. G&W cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to G&W’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to G&W, are necessarily estimates reflecting the judgment of G&W’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.” Factors that could cause G&W’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from G&W’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on G&W’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; risks related to the operation of G&W’s railroads; severe weather conditions and other natural occurrences, which could result in shutdowns, derailments, railroad network and port congestion or other substantial disruption of operations; customer demand and changes in G&W’s operations or loss of important customers; exposure to the credit risk of customers and counterparties; changes in commodity prices; consummation and integration of acquisitions; economic, political and industry conditions, including employee strikes or work stoppages; retention and contract continuation; legislative and regulatory developments, including changes in environmental and other laws and regulations to which G&W or its customers are subject; increased competition in relevant markets; funding needs and financing sources, including G&W’s ability to obtain government funding for capital projects; international complexities of operations, currency fluctuations, finance, tax and decentralized management; challenges of managing rapid growth, including retention and development of senior leadership; unpredictability of fuel costs; susceptibility to and outcome of various legal claims, lawsuits and arbitrations; increase in, or volatility associated with, expenses related to estimated claims, self-insured retention amounts and insurance coverage limits; consummation of new business opportunities; decrease in revenues and/or increase in costs and expenses; susceptibility to the risks of doing business in foreign countries; uncertainties arising from a referendum in which voters in the United Kingdom (U.K.) approved an exit from the European Union (E.U.), commonly referred to as Brexit; G&W’s ability to integrate acquired businesses successfully or to realize the expected synergies associated with acquisitions; risks associated with G&W’s substantial indebtedness; failure to maintain satisfactory working relationships with partners in Australia; failure to maintain an effective system of internal control over financial reporting as

Forward Looking Statements continued well as disclosure controls and procedures and other risks. For a more detailed discussion of these factors, see the information under the caption “Risk Factors” in G&W’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in G&W’s most recent Annual Report on Form 10-K filed on February 26, 2019. G&W’s forward-looking statements speak only as of the date of this communication or as of the date they are made. G&W disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of G&W by Brookfield and GIC. In connection with the proposed merger transaction, G&W filed with the SEC on August 20, 2019 and furnished to G&W’s stockholders a definitive proxy statement. Stockholders are urged to read the definitive proxy statement and any other documents filed or to be filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement in their entirety because they contain important information about the proposed merger. This filing does not constitute a solicitation of any vote or approval and is not a substitute for the definitive proxy statement. Investors are able to obtain free of charge the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and G&W’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through G&W’s website at www.gwrr.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of G&W may be deemed “participants” in the solicitation of proxies from stockholders of G&W in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of G&W in connection with the proposed merger are set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 8, 2019.

Transaction Update

What Will Change at Transaction Close? No longer public — but still publicly-traded parent reporting Australia sale — anti-trust-driven divestiture Intensified focus on North America New G&W — 90% North America / 10% UK/Europe 117 Railroads 7,300 Employees 3,000 Customers 13,700 Track Miles 2.4 Million Carloads We Are

Small Private Company Post U.S. Rail Deregulation Publicly Traded Company Consolidating Short Line Industry Critical Transportation Investment in Global Infrastructure Portfolio 21% CAGR 16% CAGR Two Decades 1979 - 1996 Two Decades 1996 - 2019 Next Two Decades 2019 - Continued Execution of Growth Strategy $2,300 $78 G&W Historical Perspective $ million $ million

Transportation 26% Brookfield Infrastructure Partners Investments e.g. French Cell Towers and U.S. Data Centers e.g. Toll Roads in India and Chile; Rail Assets in Australia and Brazil e.g. Texas Electric Utility and UK Regulated Distribution e.g. Brazilian Natural Gas Transmission; Western Canadian Natural Gas Gathering & Processing